Exhibit 21.01
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Jurisdiction of Organization

Solectron Argentina Distribution S.R.L.	Argentina
Solectron Australia Pty Limited	Australia
Solectron Global Services Australia Pty Limited	Australia
Flextronics Holding GmbH	Austria
Flextronics International GmbH	Austria
Flextronics International GmbH & Co. Nfg. KG	Austria
Hotman Handelsgesellschaft mbH	Austria
Solectron Belgium NV	Belgium
Flextronics Bermuda Ltd.	Bermuda
Flextronics Global Procurement Ltd.	Bermuda
Chatham Technologies Do Brasil Ltda	Brazil
C-MAC do Brasil Ltda.	Brazil
Flextronics Fabricação de Equipamentos do Brasil Ltda.	Brazil
Flextronics Industrial, Comercial, Servicos e Exportadora do Brasil Ltda.	Brazil
Flextronics Instituto de Tecnologia de Amazonia	Brazil
Flextronics international Da Amazonia Ltda.	Brazil
Flextronics International Equipamentos E Servicos Ltda.	Brazil
Flextronics International Tecnologia Ltda	Brazil
Masa da Amazônia Ltda.	Brazil
Masa FlexPower Ltda.	Brazil
Multek Brasil Ltda.	Brazil
Patch Serviços Ltda.	Brazil
Portus Participacoes Ltda	Brazil
International Displayworks Ltd.	British Virgin Islands
Flextronics Computing (California) Corporation	California
Flextronics Design PDG, Inc.	California
Flextronics Distribution, Inc.	California
Flextronics Foundation	California
Flextronics International Distribution US Inc.	California
Flextronics International Holding LLC.	California
Flextronics International PA, Inc.	California
Flextronics International USA, Inc.	California
Flextronics Logistics USA, Inc.	California
Flextronics Photonics Wave Optics, Inc.	California
Flextronics SA Inc.	California
Horizon Medical, Inc.	California
KMOS Semiconductor, Inc.	California
Multilayer Technology, Inc.	California
Peripheral Imaging Corporation	California
C-MAC Kanata Inc.	Canada
Flextronics Automotive Inc.	Canada
Flextronics Canada Holdings Inc.	Canada
Flextronics Canada ULC	Canada
Flextronics EMS Canada Inc.	Canada
Flextronics Global Services Canada Inc.	Canada

Name of Subsidiary	Jurisdiction of Organization

Flextronics International Distribution Canada Limited Partnership	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Cayman Ltd	Cayman Islands
Flextronics Global Finance Holdings Ltd.	Cayman Islands
Flextronics Global Finance Ltd.	Cayman Islands
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings LP	Cayman Islands
Flextronics International Sales Ltd.	Cayman Islands
Flextronics Ireland (Cayman) Limited	Cayman Islands
Flextronics Ireland Holdings	Cayman Islands
Flextronics Puerto Rico Limited	Cayman Islands
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Vista Point Technologies (Cayman) Ltd.	Cayman Islands
Distribuidora Solectron Chile Limitada	Chile
Avail Medical Products (Shenzhen) Co., Ltd	China
Flextronics (China) Electronics Technology Co., Ltd.	China
Flextronics (Nanjing) Technology Co., Ltd	China
Flextronics (Shanghai) Co., Ltd	China
Flextronics (Shanghai) Electronic Equipment Repair Services Co., Ltd.	China
Flextronics (Shanghai) Technology Co., Ltd	China
Flextronics Computer (Shanghai) Co., Ltd	China
Flextronics Electron (Shanghai) Co., Ltd.	China
Flextronics Electronic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics Enclosure (Shenzhen) Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd	China
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Enclosure Systems (Shenzhen) Ltd.	China
Flextronics Global Enclosures (Shanghai) Co., Ltd.	China
Flextronics Industrial (Shenzhen) Co Ltd	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics Industrial Dongguan Limited	China
Flextronics Information Technology (Shen Zhen) Co.,Ltd	China
Flextronics Logistics (Shanghai) Co., Ltd.	China
Flextronics Logistics (Zhuhai) Co., Limited	China
Flextronics Manufacturing (Shanghai) Co., Ltd.	China
Flextronics Manufacturing (Zhuhai) Co., Ltd	China
Flextronics Plastic (Shanghai) Co., Ltd.	China
Flextronics Plastic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Plastics (Zhuhai) Co., Ltd	China
Flextronics R&D (Shenzhen) Co., Ltd	China
Flextronics Shanghai (Mauritius) Co., Ltd.	China
Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (ShenZhen) Co., Ltd	China
Flextronics Technology (Suzhou) Co., Ltd	China
Flextronics Technology (Wujiang) Co., Ltd.	China
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Trading (Shanghai) Co., Ltd.	China

Name of Subsidiary	Jurisdiction of Organization

Forest Keyboard Manufacturing (ShenZhen) Ltd.	China
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Electronics Limited	China
Multek Industries Limited	China
Multek Technology (Zhuhai) Co Limited	China
Multek Zhuhai Limited	China
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China
Power Systems Technologies (BeiJing) Company Limited	China
Power Systems Technologies (Shenzhen) Company Limited	China
Solectron-Wong’s (Huizhou) Industries Co., Ltd.	China
Vista Point Electronic Technologies (Zhuhai) Co., Ltd	China
Vista Point Technologies (Beijing) Ltd.	China
Vista Point Technologies (ShenZhen) Ltd.	China
Flextronics Aerospace & Defense Services Inc	Colorado
Flextronics AP, LLC	Colorado
Flextronics Holdings Texas LLC	Colorado
Flextronics Manufacturing Texas LLC	Colorado
Vista Point Technologies (Colorado), LLC	Colorado
FLX Cyprus II Limited	Cyprus
FLX Cyprus Limited	Cyprus
Flextronics Czech s.r.o	Czech Republic
Flextronics Design S.R.O	Czech Republic
Flextronics International s.r.o.	Czech Republic
Avail Medical Products, Inc.	Delaware
Centrex Precision Plastics, Inc.	Delaware
ColdWatt, Inc.	Delaware
Flextronics America, LLC	Delaware
Flextronics Corporation	Delaware
Flextronics Enclosure Systems, Inc.	Delaware
Flextronics Europe Holdings LLC	Delaware
Flextronics Federal Systems, Inc.	Delaware
Flextronics Funding LLC	Delaware
Flextronics Holding USA, Inc.	Delaware
Flextronics Holdings, Ltd.	Delaware
Flextronics International Cayman LLC	Delaware
Flextronics International Technology LLC	Delaware
Flextronics Mexico Holdings II LLC	Delaware
Flextronics Mexico Holdings LLC	Delaware
Flextronics Mexico, Inc.	Delaware
Flextronics Semiconductor, Inc.	Delaware
Flextronics USA, Inc.	Delaware
Glouple Ventures 2000-I, LLC	Delaware
Glouple Ventures 2000-II, LLC	Delaware
Multek Flexible Circuits, Inc.	Delaware
Multek Texas, Inc.	Delaware
Navox Corporation	Delaware
Pacific Device, Inc.	Delaware
Precision Optical Systems, Inc.	Delaware
Tessflex, LLC	Delaware

Name of Subsidiary	Jurisdiction of Organization

Vista Point Technologies (USA) Inc.	Delaware
Vista Point Technologies (USA-IDW) Inc.	Delaware
Flextronics International Denmark A/S	Denmark
Flextronics Holding Finland Oy	Finland
Flextronics International Finland Oy	Finland
Flextronics ODM Finland Oy	Finland
Kiinteisto Oy Flex Finland	Finland
Chatham Technologies Holding France SAS	France
Flextronics Chateaudun S.N.C.	France
Flextronics Holding France S.A.	France
Flextronics International France S.A.	France
Flextronics Laval S.N.C.	France
Flextronics St-Etienne S.N.C.	France
Grolleau SAS	France
Solectron France societe par actions simplifiee	France
Flextronics Germany Holding GmbH	Germany
Flextronics International Germany GmbH & Co. KG	Germany
Flextronics Investments Holding GmbH	Germany
Flextronics Network Services GmbH	Germany
Flextronics Verwaltungs GmbH	Germany
Multilayer Technology Geschaeftsfuehrungs-GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Power Systems Technologies GmbH	Germany
Sidler Automotive GmbH & Co. KG	Germany
Solectron GmbH	Germany
Solectron Grundbesitz Gmbh	Germany
Solectron Holding Deutschland Gmbh	Germany
Antak International Limited	Hong Kong
Astron Group Limited	Hong Kong
Charter Pacific Industries Limited	Hong Kong
Flex-Comp Limited	Hong Kong
Flextronics Electronics (H.K.) Limited	Hong Kong
Flextronics Enclosures (Hong Kong) Ltd.	Hong Kong
Flextronics Global Services (Hong Kong) Limited	Hong Kong
Flextronics Industries (H.K.) Limited	Hong Kong
Flextronics Link (HK) Limited	Hong Kong
Flextronics Logistics (Hong Kong) Ltd	Hong Kong
Flextronics Manufacturing (H.K.) Ltd.	Hong Kong
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
M&S System Limited	Hong Kong
Multek Hong Kong Limited	Hong Kong
Power Systems Technologies Far East Limited	Hong Kong
Power Systems Technologies Services Company Limited	Hong Kong
Sequel Technology Limited	Hong Kong
The Dii Group Asia Limited	Hong Kong
Vastbright PCB (Holding) Limited	Hong Kong
Vista Point Technologies (Hong Kong) Limited	Hong Kong
Vista Point Technologies Manufacturing (HK) Limited	Hong Kong
Broadway Industrial Hungary Kft.	Hungary
Flextronics Budapest Kft.	Hungary

Name of Subsidiary	Jurisdiction of Organization

Flextronics International Kft.	Hungary
Flextronics Logistics Kft	Hungary
Flextronics Vagyonkezelo es Befektetesi Korlotolt Felelossegu Tarsasag	Hungary
Vista Point Technologies (Hungary) Kft.	Hungary
Flextronics Metal Specialties, Inc.	Illinois
Papason, L.L.C.	Illinois
ColdWatt India Private Limited	India
FlexPower India Private Limited	India
Flextronics Design Consumer Electronics (India) Private Limited	India
Flextronics Design Private Limited	India
Flextronics Technologies (India) Pvt Ltd.	India
Solectron EMS India Limited	India
Solectron India Private Limited	India
PT Flextronics Technology Indonesia	Indonesia
Calmwaters Limited	Ireland
Doonside Company	Ireland
Flextronics International Cork B.V. (Irish Branch)	Ireland
Flextronics International Ireland Limited	Ireland
Flextronics Ireland	Ireland
Flextronics Ireland (Cayman) Limited (Irish Branch)	Ireland
Flextronics LMS Limited	Ireland
Flextronics Logistics Limited	Ireland
Flextronics Research & Development Limited	Ireland
IEC Holdings Limited	Ireland
Irish Express Cargo Limited	Ireland
Irish Express Cargo Technology Software Limited	Ireland
Irish Express Logistics Limited	Ireland
Lightning Metal Specialities E.M.F. Limited	Ireland
Nakufreight Limited	Ireland
Stelton Limited	Ireland
Flextronics (Israel) Ltd.	Israel
Flextronics OTM Ltd.	Israel
Flextronics Semiconductor Ltd.	Israel
Flextronics Design SRL	Italy
Flextronics Italy S.P.A	Italy
Flextronics S.R.L	Italy
Flextronics Aichi K.K.	Japan
Flextronics Computing Technology Japan Co., Ltd.	Japan
Flextronics Design Japan K.K.	Japan
Flextronics Digital Design Japan, Ltd	Japan
Flextronics International Japan Co., Ltd	Japan
Flextronics Japan K.K.	Japan
Flextronics Technologies Japan K.K.	Japan
Flextronics Design Korea Ltd.	Korea, Republic of
Flextronics Computing Sales and Marketing (L) Ltd.	Labuan
Flextronics Design Labuan Ltd.	Labuan
Flextronics Industries Marketing (L) Ltd.	Labuan
Flextronics International Aguascalientes (L) Ltd.	Labuan
Flextronics International Latin America (L) Ltd.	Labuan
Flextronics International PS (L) Limited	Labuan

Name of Subsidiary	Jurisdiction of Organization

Flextronics Marketing (L) Ltd.	Labuan
Flextronics Mechanicals Marketing (L) Ltd.	Labuan
Flextronics Sales & Marketing North Asia (L) Ltd.	Labuan
Avail Medical Products Europe S.a.r.l.	Luxembourg
Flextronics ODM Luxembourg SA	Luxembourg
Flextronics (Luxembourg Branch)	Luxembourg
Vista Point Technologies (Lux) S.a r.l.	Luxembourg
EX Flex Sdn Bhd	Malaysia
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Logistics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Manufacturing (Penang) Sdn. Bhd.	Malaysia
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology Sdn. Bhd.	Malaysia
Vista Point Technologies (Malaysia) Sdn. Bhd	Malaysia
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius
Flextronics China (Mauritius) Electronics Technology Co., Ltd.	Mauritius
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Enclosure Shenzhen (Mauritius) Ltd.	Mauritius
Flextronics Enclosure Systems Shenzhen (Mauritius) Ltd	Mauritius
Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd.	Mauritius
Flextronics Industrial Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Industries (Mauritius) Limited	Mauritius
Flextronics Information Technology Shen Zhen (Mauritius) Co., Ltd.	Mauritius
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International Management Services Ltd.	Mauritius
Flextronics Logistics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Logistics Zhuhai (Mauritius) Co., Limited	Mauritius
Flextronics Manufacturing Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Mauritius (L) Limited	Mauritius
Flextronics Mauritius Holdings Limited	Mauritius
Flextronics Mauritius Limited	Mauritius
Flextronics Medical Sales and Marketing, Ltd	Mauritius
Flextronics Plastic Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Plastic Technology ShenZhen (Mauritius) Ltd.	Mauritius
Flextronics Plastics Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics R&D Shenzhen (Mauritius) Co., Ltd	Mauritius
Flextronics Resources Limited	Mauritius
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing (China) Ltd.	Mauritius
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius

Name of Subsidiary	Jurisdiction of Organization

Flextronics Shanghai Electronic Equipment Repair Service (Mauritius) Co., Ltd.	Mauritius
Flextronics SMI (China) Ltd	Mauritius
Flextronics Technology Nanjing (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Suzhou (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Telecom Systems Ltd	Mauritius
Forest Keyboard Manufacturing ShenZhen (Mauritius) Co., Ltd	Mauritius
Multek Technologies Limited	Mauritius
Power Systems Technologies Ltd.	Mauritius
Vista Point Electronic Technologies Zhuhai (Mauritius) Co., Ltd	Mauritius
Vista Point Technologies (Mauritius) Ltd	Mauritius
Availmed Servicios, S.A. de C.V.	Mexico
Availmed, S.A. de C.V.	Mexico
Flextronics Aguascalientes Servicios, S.A. de C.V.	Mexico
Flextronics Guadalajara Group, S.de R.L. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Logistics S.A. de C.V.	Mexico
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Juarez S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Plastics S.A. de C.V.	Mexico
Flextronics Real Estate Puebla S. de R.L. de C.V.	Mexico
Flextronics Servicios Guadalajara, S.A. de C.V.	Mexico
Flextronics Servicios Mexico, S. de R.L. de C.V.	Mexico
Flextronics Technologies Mexico, S. de R.L. de C.V.	Mexico
Grupo Flextronics S.A. de C.V.	Mexico
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Solectron Global Services Mexico, S.A. de C.V.	Mexico
Solectron Servicios Chihuahua, S.A. de C.V.	Mexico
Chatham International Holdings B.V.	Netherlands
DII Europe B.V.	Netherlands
DII International Holdings CV	Netherlands
Flextronics Central Europe B.V.	Netherlands
Flextronics Europe Holdings CV	Netherlands
Flextronics International Cork B.V.	Netherlands
Flextronics International Europe B.V.	Netherlands
Flextronics International Netherlands BV	Netherlands
Flextronics Logistics B.V.	Netherlands
Flextronics Manufacturing Europe B.V.	Netherlands
Flextronics Netherlands BV	Netherlands
Flextronics ODM Netherlands NV	Netherlands
Flextronics International N.V.	Netherlands Antilles
Flextronics Nevada, Inc.	Nevada
Instrumentation Engineering, Inc.	New Jersey
Flextronics International Norway AS	Norway
Flextronics (Canada) Inc.	Ontario
Flextronics Canada Design Services, Inc.	Ontario

Name of Subsidiary	Jurisdiction of Organization

Flextronics Photonics PPT, Inc.	Oregon
Solectron Phillipines Inc.	Philippines
Flextronics International Poland Sp z.o.o.	Poland
Flextronics Logistics Poland SP. z.o.o.	Poland
Flextronics Romania SRL	Romania
Limited Liability Company ‘Flextronics Rus’	Russian Federation
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Distribution Centre (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Services (Singapore) Pte. Ltd.	Singapore
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Industries Singapore Ltd.	Singapore
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Ltd.	Singapore
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Investments (Singapore) Pte. Ltd.	Singapore
Flextronics Manufacturing (Singapore) Pte. Ltd.	Singapore
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Mould Manufacturing Pte. Ltd	Singapore
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Services (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Morino Electroplating (S) Pte Ltd	Singapore
Vista Point Technologies (Singapore) Pte. Ltd.	Singapore
Flextronics South Africa (Proprietary) Limited	South Africa
Flextronics Design SL	Spain
Flextronics International Ostersund AB	Sweden
Flextronics International Sweden AB	Sweden
Flextronics Network Services Holding Sweden AB	Sweden
Flextronics Network Services Sweden AB	Sweden
Flextronics Ostersund AB	Sweden
Swedform Enclosure Systems AB	Sweden
Swedform Holdings AB	Sweden
Wavebreaker AB	Sweden
Flextronics ODM Luxembourg SA, Swiss	Switzerland
Flextronics International Taiwan Ltd.	Taiwan, Province Of China
Flextronics Logistics, Inc.	Tennessee
Flextronics Semiconductor Design, Inc.	Tennessee
Flextronics Computing (Texas) Corporation	Texas
Flextronics Systems Texas Ltd.	Texas
MCE Industries (Thailand) Ltd.	Thailand
Flextronics LLC — T.O.V. (Fabrik Flextronics GmbH)	Ukraine
Radioplant of Beregovo / Beregivskiy Radiozavod	Ukraine
Torchprilad (Limited Liability Company Firm -Tochprylad)	Ukraine
Blue Star Engineering Ltd	United Kingdom
Express Cargo Forwarding Limited	United Kingdom
Flextronics (UK) Design Services Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Organization

Flextronics Computing (U.K) Limited	United Kingdom
Flextronics Europe Ltd	United Kingdom
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics International (UK) Ltd	United Kingdom
Flextronics Limited	United Kingdom
Flextronics Marplace (Number 382) Limited	United Kingdom
Flextronics Quartz Ltd	United Kingdom
Flextronics Scotland Ltd	United Kingdom
Flextronics UK Limited	United Kingdom
Revhold Limited	United Kingdom
Solectron Engineering Limited	United Kingdom
Solectron Network Systems Limited	United Kingdom
BW Highsonic Industrial Limited	Virgin Islands (British)
Central Colour Production Limited	Virgin Islands (British)
Cmac-Wong’s Industries Holdings Ltd	Virgin Islands (British)
Flextronics Holdings (BVI) Limited	Virgin Islands (British)
The DII Group (BVI) Co. Limited	Virgin Islands (British)